                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06555
                    -----------------------------------------

                         THE BRAZILIAN EQUITY FUND, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                Hal Liebes, Esq.
                         The Brazilian Equity Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140


Registrant's telephone number, including area code:(212) 875-3500

Date of fiscal year end: March 31, 2004

Date of reporting period: April 1, 2003 to September 30, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

THE BRAZILIAN
EQUITY FUND, INC.


SEMI-ANNUAL REPORT
SEPTEMBER 30, 2003


[BZL LISTED NYSE(R) LOGO]


3910-SA-03

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              4

Schedule of Investments                                                        5

Statement of Assets and Liabilities                                            7

Statement of Operations                                                        8

Statement of Changes in Net Assets                                             9

Financial Highlights                                                          10

Notes to Financial Statements                                                 12

LETTER TO SHAREHOLDERS

                                                                October 29, 2003

DEAR SHAREHOLDER:

I am writing to report on the activities of The Brazilian Equity Fund, Inc. (the "Fund") for the six months ended September 30, 2003.

The Fund's net asset value ("NAV") on September 30, 2003 was $5.65 per share, compared to $3.85 per share on March 31, 2003. The Fund's total return (based on NAV) during the six month ended September 30, 2003 was up 46.75%, compared with an increase of 46.88% for the Morgan Stanley Capital International Brazil Index.*

The Fund benefited from the broad-based rally in Brazil's market, with virtually all of its sectors posting gains for the period. Stocks that contributed most positively to the Fund's return included its oil & gas and metals holdings, buoyed by rising commodity prices. Stock selection in the bank and beverage areas also helped performance. Elsewhere of note, the Fund's diversified telecommunications holdings had good performance in absolute terms, but they slightly lagged that component of the Fund's benchmark.

THE MARKET

The period was a good one for Brazil's stock market. As was the case with most markets, Brazil had been struggling early in 2003, but conditions improved due to global as well as local catalysts. Globally, investors' appetite for risk returned in the wake of the swift and seemingly successful end to the Iraq war. With a major market overhang removed, asset classes offering higher short-term risk and potentially higher long-term rewards were favored; emerging markets outperformed developed markets in this environment.

Locally, Brazil was aided by optimism regarding its reform goals and by a supportive interest-rate backdrop. For dollar-based investors, returns were greatly improved by the appreciation of Brazil's currency vs. the dollar in the period.

On the reform front, Lula da Silva, who took office as Brazil's president in January 2003, has made significant progress. Thus far, he has proven to be a successful consensus-builder, improving investor sentiment and supporting the country's financial markets. Investors have been encouraged by Lula's efforts to satisfy both the demands of the people and the business community simultaneously. While this is obviously a delicate balancing act, Lula has impressed both camps, earning broad-based support.

Regarding monetary policy, Brazil's central bank reduced its benchmark short-term interest rate by 6.5 percentage points in the period, to 20%. This trend was welcomed by investors and seen as essential for an economy that has suffered below-potential growth for some years now.

OUTLOOK AND THE PORTFOLIO

With Brazil's equity market up solidly year-to-date through September (the market rose approximately 28% in local terms, and was up about 55% for dollar-based investors, due to the strength in Brazil's currency), one must look at valuations to see if the markets has gone up too far too fast. Our conclusion is that the market rally we have seen in Brazil was deserved and was a valid reaction to the severe selloff we saw in 2002. Valuations are not stretched in our opinion though they should be watched closely from here. We expect the next leg of the Brazilian rally to be based on growth, and here we think expectations are modest. Economists and analysts are starting to revise expectations and we think the risk continues to be on the upside.

Inflation appears well-contained; in August, the 12-month consumer inflation rate fell to 15.1%, the lowest level since January. The central bank, meanwhile, has reduced interest rates, as noted, citing an improved outlook for inflation as grounds for this effort (the bank is officially in a non-bias mode currently with regard to monetary policy).

Supportive inflation and interest-rate trends, if they can continue, stand to help Brazil deal with its debt burden and otherwise make progress toward IMF-set goals. At present, the country has a year-to-date primary budget surplus (net of debt payments) of about $49 billion, keeping it roughly on track with the IMF's target number.

Also of note are recent developments on the reform front. These include the passage of a tax-reform bill by Brazil's lower house of Congress, and a separate bill aimed at civil-employee pension reform that is working its way through the Senate. While there will likely be modifications if not outright overhauls in these packages, some form of meaningful and investor-friendly results seem more likely to occur than not.

All things considered, while uncertainties remain (e.g., unsettling geopolitical events, or a precipitous fall in the U.S. dollar could weigh on stocks in general and riskier asset classes in particular), we believe that better-than-expected economic growth and continued strength in Brazil's currency may be in store. We also believe that additional interest-rate cuts may occur over the next few quarters.

In terms of recent portfolio activity, noteworthy moves included raising our exposure to metals and mining companies (to a neutral position) amid a stronger pricing environment for the industry. We reduced our exposure to aerospace/defense in the wake of good performance, and are now underweighted. We further increased the degree of our underweighting in the bank sector and we scaled back our overweighting in the retail area.

Other notable sector weightings include diversified telecommunications, building products and beverages, all of which remain overweights. As of the end of the period, we were underweighted in electric utilities, and roughly neutrally weighted in the oil & gas sector. The latter stance is based on portfolio concentration limits: our view on these companies' longer-term potential remains favorable.

Respectfully,


/s/ Emily Alejos

Emily Alejos
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN BRAZIL, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

----------
* The Morgan Stanley Capital International Brazil Index is an unmanaged index (with no defined investment objective) of Brazilian equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund and The Latin America Equity Fund, Inc. She is also an Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

THE BRAZILIAN EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 2003 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                              30-SEP-03   31-MAR-03
Aerospace/Defense-Equipment                        0.98        4.88
Banking                                           10.52       16.16
Bottling                                          10.73       10.57
Electric-Integrated                                3.19        5.36
Food-Retail                                        3.03        2.53
Mining                                             14.9          19
Oil & Natural Gas                                 24.38       18.96
Paper & Related Products                           3.26        4.46
Steel                                                 7           0
Telephone-Integrated                              14.36       14.64
Other                                              6.68        1.54
Cash and Other Assets                              0.97         1.9

TOP 10 HOLDINGS, BY ISSUER

                                                                                         PERCENT OF
      HOLDING                                                           SECTOR           NET ASSETS
---------------------------------------------------------------------------------------------------
 1.   Petroleo Brasileiro S.A.                                     Oil & Natural Gas        24.4

 2.   Companhia Vale do Rio Doce                                        Mining              14.9

 3.   Companhia de Bebidas das Americas                                Bottling             10.7

 4.   Tele Norte Leste Participacoes S.A.                        Telephone-Integrated        4.9

 5.   Banco Itau Holding Financeira S.A.                                Banking              4.4

 6.   Brasil Telecom Participacoes S.A.                          Telephone-Integrated        4.2

 7.   Banco Bradesco S.A.                                               Banking              4.1

 8.   Companhia Siderurgica Nacional S.A.                                Steel               3.7

 9.   Gerdau S.A.                                                        Steel               3.3

10.   Companhia Brasileira de Distribuicao Grupo Pao de Acucar        Food-Retail            3.0

THE BRAZILIAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 2003 (UNAUDITED)

                                                      NO. OF
DESCRIPTION                                           SHARES          VALUE
--------------------------------------------------------------------------------
EQUITY SECURITIES-99.03%
AEROSPACE/DEFENSE-EQUIPMENT-0.98%
Empresa Brasileira de
  Aeronautica S.A., ADR                                  14,700   $      310,170
                                                                  --------------

BANKING-10.52%
Banco Bradesco S.A., ADR                                 64,600        1,302,982
Banco Itau Holding Financeira
  S.A., ADR                                              38,000        1,375,600
Uniao de Bancos
  Brasileiros S.A., GDR                                  32,300          639,540
                                                                  --------------
                                                                       3,318,122
                                                                  --------------

BOTTLING-10.73%
Companhia de Bebidas das
  Americas, PN, ADR                                     156,400        3,386,060
                                                                  --------------

BUILDING PRODUCTS-1.65%
Duratex S.A., PN                                     24,500,000          519,050
                                                                  --------------

CELLULAR TELECOMMUNICATIONS-2.07%
Telesp Celular
  Participacoes S.A., ADR                                90,700          422,662
Telesp Celular
  Participacoes S.A., PN+                           126,000,000          229,482
                                                                  --------------
                                                                         652,144
                                                                  --------------

ELECTRIC-INTEGRATED-3.19%
Companhia Energetica de
  Minas Gerais, ADR                                      65,296          771,799
Companhia Paranaense de
  Energia, ADR                                           73,300          236,026
                                                                  --------------
                                                                       1,007,825
                                                                  --------------

FOOD-RETAIL-3.03%
Companhia Brasileira de
  Distribuicao Grupo Pao
  de Acucar, ADR                                         50,600          955,328
                                                                  --------------

MINING-14.90%
Companhia Vale do
  Rio Doce, ADR                                         127,400        4,701,060
                                                                  --------------
OIL & NATURAL GAS-24.38%
Petroleo Brasileiro S.A., ADR                           339,500   $    7,214,375
Petroleo Brasileiro S.A., PN                             23,017          477,014
                                                                  --------------
                                                                       7,691,389
                                                                  --------------

PAPER & RELATED PRODUCTS-3.26%
Aracruz Celulose S.A., ADR                               27,300          745,290
Votorantim Celulose e
  Papel S.A., ADR                                        10,800          284,688
                                                                  --------------
                                                                       1,029,978
                                                                  --------------

STEEL-7.00%
Companhia Siderurgica
  Nacional S.A., ADR                                      4,000          142,080
Companhia Siderurgica
  Nacional S.A., ON                                  28,800,000        1,015,602
Gerdau S.A., ADR                                         72,830        1,049,480
                                                                  --------------
                                                                       2,207,162
                                                                  --------------

TELEPHONE-INTEGRATED-14.36%
Brasil Telecom
  Participacoes S.A., ADR                                34,800        1,332,840
Tele Norte Leste
  Participacoes S.A., ADR                               111,400        1,552,916
Telecomunicacoes
  Brasileiras S.A., PN, ADR                              21,800          701,524
Telecomunicacoes de
  Sao Paulo S.A., PN                                 76,700,000          943,778
                                                                  --------------
                                                                       4,531,058
                                                                  --------------

TOBACCO-1.49%
Souza Cruz S.A., ON                                      55,600          471,171
                                                                  --------------

UTILITIES-1.47%
Companhia de Saneamento
  Basico do Estado de
  Sao Paulo, ON                                      10,800,000          464,734
                                                                  --------------

TOTAL EQUITY SECURITIES
  (Cost $24,440,115)                                                  31,245,251
                                                                  --------------

See accompanying notes to financial statements.

                                                     PRINCIPAL
                                                      AMOUNT
DESCRIPTION                                           (000'S)         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-0.32%

GRAND CAYMAN-0.32%
Brown Brothers Harriman & Co.,
  overnight deposit, 0.30%,
  10/01/03* (Cost $100,000)                         $      100    $      100,000
                                                                  --------------

TOTAL INVESTMENTS-99.35%
  (Cost $24,540,115) (Notes A, D, F)                                  31,345,251
                                                                  --------------

CASH AND OTHER ASSETS IN EXCESS OF
  LIABILITIES-0.65%                                                      206,454
                                                                  --------------

NET ASSETS-100.00%                                                $   31,551,705
                                                                  ==============

+    Security is non-income producing.
* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.

                                 See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2003 (UNAUDITED)

ASSETS

Investments, at value (Cost $24,540,115) (Notes A, D, F)          $   31,345,251
Cash                                                                         645
Receivables:
  Investments sold                                                       540,338
  Dividends                                                              221,585
Prepaid expenses                                                             280
                                                                  --------------
Total Assets                                                          32,108,099
                                                                  --------------

LIABILITIES

Payables:
  Investments purchased                                                  388,960
  Investment advisory fees (Note B)                                       69,047
  Directors' fees                                                         13,258
  Administration fees (Note B)                                             3,760
  Other accrued expenses                                                  81,369
                                                                  --------------
Total Liabilities                                                        556,394
                                                                  --------------
NET ASSETS (applicable to 5,580,441 shares of common stock
  outstanding) (Note C)                                           $   31,551,705
                                                                  ==============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 5,580,441 shares issued and
  outstanding (100,000,000 shares authorized)                     $        5,580
Paid-in capital                                                       76,774,628
Undistributed net investment income                                      282,058
Accumulated net realized loss on investments and foreign
  currency related transactions                                      (52,314,683)
Net unrealized appreciation in value of investments and
  translation of other assets and liabilities denominated in
  foreign currency                                                     6,804,122
                                                                  --------------
Net assets applicable to shares outstanding                       $   31,551,705
                                                                  ==============
NET ASSET VALUE PER SHARE ($31,551,705 DIVIDED BY 5,580,441)      $         5.65
                                                                  ==============
MARKET PRICE PER SHARE                                            $         5.12
                                                                  ==============

See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2003
(UNAUDITED)

INVESTMENT INCOME

Income (Note A):
  Dividends                                                       $      683,381
  Interest                                                                   826
  Less: Foreign taxes withheld                                           (80,517)
                                                                  --------------
  Total Investment Income                                                603,690
                                                                  --------------
Expenses:
  Investment advisory fees (Note B)                                      171,948
  Legal fees                                                              33,400
  Directors' fees                                                         26,373
  Audit fees                                                              25,000
  Printing (Note B)                                                       19,726
  NYSE listing fees                                                       17,812
  Custodian fees (Note B)                                                 17,382
  Administration fees (Note B)                                            17,178
  Accounting fees                                                         15,001
  Transfer agent fees                                                     12,300
  Insurance                                                                4,483
  Miscellaneous                                                            5,609
                                                                  --------------
  Total Expenses                                                         366,212
  Less: Fee waivers (Note B)                                             (44,580)
                                                                  --------------
    Net Expenses                                                         321,632
                                                                  --------------
  Net Investment Income                                                  282,058
                                                                  --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
  Investments                                                          2,521,376
  Foreign currency related transactions                                  (36,017)
Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated
  in foreign currency                                                  7,322,389
                                                                  --------------
Net realized and unrealized gain on investments and foreign
  currency related transactions                                        9,807,748
                                                                  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $   10,089,806
                                                                  ==============

                                 See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                  FOR THE SIX MONTHS
                                                                        ENDED          FOR THE FISCAL YEAR
                                                                  SEPTEMBER 30, 2003          ENDED
                                                                     (UNAUDITED)         MARCH 31, 2003
                                                                  ------------------   -------------------
INCREASE/(DECREASE) IN NET ASSETS

Operations:
  Net investment income                                           $          282,058   $            30,999
  Net realized gain/(loss) on investments and foreign currency
    related transactions                                                   2,485,359            (6,770,357)
  Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and
    liabilities denominated in foreign currency                            7,322,389            (3,617,530)
                                                                  ------------------   -------------------
      Net increase/(decrease) in net assets resulting from
        operations                                                        10,089,806           (10,356,888)
                                                                  ------------------   -------------------
Dividends to shareholders:
  Net investment income                                                           --              (167,413)
                                                                  ------------------   -------------------
      Total increase/(decrease) in net assets                             10,089,806           (10,524,301)
                                                                  ------------------   -------------------

NET ASSETS

Beginning of period                                                       21,461,899            31,986,200
                                                                  ------------------   -------------------
End of period                                                     $       31,551,705*  $        21,461,899
                                                                  ==================   ===================

----------
* Includes undistributed net investment income of $282,058.

See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                   FOR THE SIX
                                                   MONTHS ENDED          FOR THE FISCAL YEARS ENDED MARCH 31,
                                                SEPTEMBER 30, 2003       ------------------------------------
                                                   (UNAUDITED)                  2003             2002
                                                ------------------            ---------        ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period            $             3.85            $    5.73        $    6.31
                                                ------------------            ---------        ---------
Net investment income/(loss)                                  0.05++               0.01++           0.12++
Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions                                                1.75                (1.86)           (0.52)
                                                ------------------            ---------        ---------
Net increase/(decrease) in net assets
  resulting from operations                                   1.80                (1.85)           (0.40)
                                                ------------------            ---------        ---------
Dividends and distributions to shareholders:
  Net investment income                                         --                (0.03)           (0.18)
  Net realized gains on investments                             --                   --               --
                                                ------------------            ---------        ---------
Total dividends and distributions to
  shareholders                                                  --                (0.03)           (0.18)
                                                ------------------            ---------        ---------
Anti-dilutive impact due to capital shares
  repurchased                                                   --                   --               --
                                                ------------------            ---------        ---------
Dilution due to common stock rights offering                    --                   --               --
                                                ------------------            ---------        ---------
Net asset value, end of period                  $             5.65            $    3.85        $    5.73
                                                ==================            =========        =========
Market value, end of period                     $             5.12            $    3.59        $    5.10
                                                ==================            =========        =========
Total investment return (a)                                  42.62%              (29.06)%           7.14%
                                                ==================            =========        =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)         $           31,552            $  21,462        $  31,986
Ratio of expenses to average net assets, net
  of fee waivers#                                             2.34%(c)             4.06%            2.45%
Ratio of expenses to average net assets,
  excluding fee waivers#                                      2.67%(c)             4.37%            2.74%
Ratio of expenses to average net assets, net
  of fee waivers and excluding taxes                          2.34%(c)             3.81%            2.18%
Ratio of net investment income/(loss) to
  average net assets                                          2.06%(c)             0.14%            2.17%
Portfolio turnover rate                                         42%                 122%              88%

                                                    FOR THE FISCAL YEARS ENDED MARCH 31,
                                                ---------------------------------------------
                                                  2001        2000        1999        1998
                                                ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period            $    8.36   $    4.98   $   10.26   $   17.96
                                                ---------   ---------   ---------   ---------
Net investment income/(loss)                         0.09        0.02++      0.04++      0.03
Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions                                      (2.18)       3.23       (5.23)      (2.76)
                                                ---------   ---------   ---------   ---------
Net increase/(decrease) in net assets
  resulting from operations                         (2.09)       3.25       (5.19)      (2.73)
                                                ---------   ---------   ---------   ---------
Dividends and distributions to shareholders:
  Net investment income                                --          --       (0.12)      (0.02)
  Net realized gains on investments                    --          --          --       (4.95)
                                                ---------   ---------   ---------   ---------
Total dividends and distributions to
  shareholders                                         --          --       (0.12)      (4.97)
                                                ---------   ---------   ---------   ---------
Anti-dilutive impact due to capital shares
  repurchased                                        0.04        0.13        0.03          --
                                                ---------   ---------   ---------   ---------
Dilution due to common stock rights offering           --          --          --          --
                                                ---------   ---------   ---------   ---------
Net asset value, end of period                  $    6.31   $    8.36   $    4.98   $   10.26
                                                =========   =========   =========   =========
Market value, end of period                     $    4.95   $   6.125   $   4.313   $   8.375
                                                =========   =========   =========   =========
Total investment return (a)                        (19.18)%     42.03%     (46.87)%     (5.55)%
                                                =========   =========   =========   =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)         $  35,225   $  47,722   $  31,018   $  67,360
Ratio of expenses to average net assets, net
  of fee waivers#                                    2.38%       3.80%       5.17%       2.07%
Ratio of expenses to average net assets,
  excluding fee waivers#                             2.66%       4.15%       5.52%       2.42%
Ratio of expenses to average net assets, net
  of fee waivers and excluding taxes                 2.20%       3.33%       4.82%       1.72%
Ratio of net investment income/(loss) to
  average net assets                                 1.24%       0.41%       0.66%       0.17%
Portfolio turnover rate                                82%        135%        137%        123%

                                                     FOR THE FISCAL YEARS ENDED MARCH 31,
                                                -----------------------------------------------
                                                  1997          1996        1995        1994
                                                ---------     ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period            $   14.18     $   13.02   $   20.80   $   11.83
                                                ---------     ---------   ---------   ---------
Net investment income/(loss)                         0.10+         0.06       (0.12)      (0.04)
Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions                                       5.69          3.32^^     (3.80)       9.09
                                                ---------     ---------   ---------   ---------
Net increase/(decrease) in net assets
  resulting from operations                          5.79          3.38       (3.92)       9.05
                                                ---------     ---------   ---------   ---------
Dividends and distributions to shareholders:
  Net investment income                             (0.02)           --       (0.03)      (0.08)
  Net realized gains on investments                    --         (2.22)      (3.83)         --
                                                ---------     ---------   ---------   ---------
Total dividends and distributions to
  shareholders                                      (0.02)        (2.22)      (3.86)      (0.08)
                                                ---------     ---------   ---------   ---------
Anti-dilutive impact due to capital shares
  repurchased                                          --            --          --          --
                                                ---------     ---------   ---------   ---------
Dilution due to common stock rights offering        (1.99)           --          --          --
                                                ---------     ---------   ---------   ---------
Net asset value, end of period                  $   17.96     $   14.18   $   13.02   $   20.80
                                                =========     =========   =========   =========
Market value, end of period                     $   14.50     $  13.875   $   14.75   $   19.00
                                                =========     =========   =========   =========
Total investment return (a)                          4.67%(b)      8.85%      (6.79)%     69.55%
                                                =========     =========   =========   =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)         $ 117,887     $  65,696   $  60,156   $  95,820
Ratio of expenses to average net assets, net
  of fee waivers#                                    1.76%         1.76%       1.86%       2.05%
Ratio of expenses to average net assets,
  excluding fee waivers#                             2.11%         2.11%       2.13%       2.05%
Ratio of expenses to average net assets, net
  of fee waivers and excluding taxes                 1.69%         1.76%       1.73%       2.02%
Ratio of net investment income/(loss) to
  average net assets                                 0.39%         0.39%      (0.62)%     (0.28)%
Portfolio turnover rate                                74%           55%         69%         73%

++   Based on average shares outstanding.
+ Based on average shares outstanding from April 1, 1996 through August 16, 1996, the pricing date of the rights offering, and from August 17, 1996 through March 31, 1997.
^^ Includes a $0.01 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan.
#    Ratios shown are inclusive of Brazilian transaction taxes, if any.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Assumes shareholder did not participate in the rights offering. The total investment return would have been 10.19% assuming the shareholder did participate in the rights offering.
(c)  Annualized.

              See accompanying notes to financial statements.

THE BRAZILIAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Brazilian Equity Fund, Inc. (the "Fund") was incorporated in Maryland on February 10, 1992 and commenced investment operations on April 10, 1992. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's fair value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAO FINANCEIRAS ("CPMF") tax that applies to foreign exchange transactions related to fixed-income instruments carried out by financial institutions. The tax rate of 0.38% is effective until the end of 2003, and will decline to 0.08% during 2004. For the six months ended September 30, 2003, the Fund incurred $434 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Brazilian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A significant proportion of the aggregate market value of equity securities listed on the Brazilian Exchanges are held by a small number of investors and are not publicly traded. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Investments in Brazil may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Brazilian governmental supervision and regulation of its securities markets.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser, with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.35% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower) and 1.05% of amounts over $100 million. CSAM has agreed to waive a portion of the advisory fee equal to an annual rate of 0.35% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended September 30, 2003, CSAM earned $171,948 for advisory services, of which CSAM waived $44,580. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended September 30, 2003, CSAM was reimbursed $3,517 for administrative services rendered to the Fund.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's Brazilian administrator. BBNA is paid for its services, out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.12% of the average month-end assets of the Fund held in Brazil. For the six months ended September 30, 2003, BBNA earned $1,864 for administrative services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended September 30, 2003, BSFM earned $13,661 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended September 30, 2003, Merrill was paid $12,997 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 5,580,441 shares outstanding at September 30, 2003, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For the six months ended September 30, 2003, purchases and sales of securities, other than short-term investments, were $11,560,617 and $11,211,607, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowing at the Federal Funds rate plus 0.50%. During the six months ended September 30, 2003, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as defined below), and excise tax regulations.

The tax characteristic of dividends paid during the fiscal year ended March 31, 2003 for the Fund was $167,413 from ordinary income.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended March 31, 2003, the Fund incurred and elected to defer net realized losses of $1,086,950 from investments and $22,814 from foreign currency related transactions.

At March 31, 2003, the Fund had a capital loss carryover for U.S. federal income tax purposes of $52,782,709 of which, $27,628,734, $11,025,477, $7,751,566, and
$6,376,932 expire in 2007, 2008, 2010 and 2011, respectively. The Fund will be unable to realize the benefit from these losses if it cannot realize gains on investments prior to the liquidation of the Fund.

At September 30, 2003, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $24,766,158, $6,604,456, $25,363 and $6,579,093, respectively.

NOTE G. CONTINGENCIES

On September 22, 2002 the Fund announced that it had entered into a settlement agreement with the plaintiff in two litigations then pending against the Fund. The first action, commenced in May 1997 in the U.S. Southern District of New York, alleged that the Fund's 1996 rights offering constituted a breach of fiduciary duty by the Fund's investment adviser and its directors. (STROUGO V. BASSINI ET AL. 97Civ. 3579 (RWS).) The second action, brought by the same plaintiff in the same court, alleged violations of Sections 36(a) and 36(b) of the 1940 Act in connection with the investment advisory fee arrangements between the Fund and CSAM. (STROUGO V. BEA ASSOCIATES, 98 Civ. 3725 (RWS).)

Under the terms of the settlement agreement, which has received final court approval:

- the Fund will be liquidated and its net assets distributed to shareholders;

- the class members in the rights offering litigation (shareholders who owned shares during the period June 7, 1996 through July 17, 1996) who did not exercise their rights in the rights offering and sold their shares prior to the close of business on February 15, 2002 will be entitled to receive $1.00 per share sold, upon presentation of accurate and completed proof of claims,

- the class members in the rights offering litigation who exercised their rights in the rights offering and sold their shares prior to the close of business on February 15, 2002 will be entitled to receive $0.25 per share for rights which were exercised, upon presentation of accurate and completed proof of claims; and

- plaintiff will apply to the court for an award of attorneys' fees and related amounts not to exceed $750,000 plus reimbursement of expenses not exceeding $75,000.

The amounts payable to the class members and plaintiff's counsel fees and expenses (inclusive of any compensatory award to the plaintiff) will be payable in the first instance by CSAM, but most of those amounts are expected to be reimbursed by Gulf Insurance Company ("Gulf"), the issuer of an errors and omissions policy covering CSAM, the Fund and its directors and officers.

Under a separate agreement among the Fund, CSAM and Gulf, Gulf has agreed: (i) to reimburse CSAM for up to $750,000 of the plaintiff's legal fees and related amounts and up to $75,000 of expense reimbursements to plaintiff's counsel; (ii) to reimburse the Fund and CSAM for the cost of funding the settlement payments to all of the class plaintiffs in the rights offering litigation up to a cap which CSAM and the Fund believe will be sufficient to satisfy all claims (if there is any excess, it will be funded equally by the Fund and CSAM); and (iii) to reimburse $512,500 of costs and attorneys' fees billed by CSAM, the Fund and the individual defendants prior to December 31, 2001 for defense of the two actions (the "Defense Fee") and 87.5% of all costs and fees billed to CSAM, the Fund and the individual defendants after December 31, 2001 in connection with the litigation and settlement of the two actions (with the remaining 12.5% to be borne equally by CSAM and the Fund).

CSAM will receive $506,250 of the Defense Fee and the Fund the balance, and in consideration therefor CSAM has agreed to waive its claim for indemnification from the Fund of the approximately $1.1 million in costs and fees incurred by it in connection with the fee litigation through September 30, 2002. CSAM has also agreed to waive any rights to indemnification from the Fund for any costs and fees incurred after December 31, 2001 in connection with the litigation and settlement of the two litigations which are not paid by the insurance carrier.

The liquidation of the Fund is to occur within 30 days following the issuance by the Securities and Exchange Commission of an exemptive order under the 1940 Act permitting the Fund's participation in the settlement on the terms described above.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Brazilian Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in Brazilian equity securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2003, CSAM managed over $49 billion in the U.S. and, together with its global affiliates, managed assets of over $312 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "BrazilEF" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "BrazilEqty". The Fund's New York Stock Exchange trading symbol is BZL. Weekly comparative net asset value (NAV) and market price information about The Brazilian Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam-americas.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Brazilian Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Director

James J. Cattano        Director

George W. Landau        Director

Robert J. McGuire       Director

William W. Priest, Jr.  Director

Martin M. Torino        Director

Miklos A. Vasarhelyi    Director

Joseph D. Gallagher     Chairman of the Fund,
                        Chief Executive Officer and President

Emily Alejos            Chief Investment Officer

Yaroslaw Aranowicz      Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. This financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                       [BZL LISTED NYSE(R) LOGO]

                                                                      3910-SA-03

ITEM 2. CODE OF ETHICS.
Form N-CSR disclosure requirement is not applicable to semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Form N-CSR reporting requirement is not applicable to semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Form N-CSR disclosure requirement is not applicable to semi-annual reports.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 9. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       THE BRAZILIAN EQUITY FUND, INC.

       /s/ Joseph D. Gallagher
       -----------------------
       Name:  Joseph D. Gallagher
       Title: Chief Executive Officer
       Date:  December 4, 2003


       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       /s/ Joseph D. Gallagher
       -----------------------
       Name:  Joseph D. Gallagher
       Title: Chief Executive Officer
       Date:  December 4, 2003


       /s/ Michael A. Pignataro
       ------------------------
       Name:  Michael A. Pignataro
       Title: Chief Financial Officer
       Date:  December 4, 2003